SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                              FORM 8-K/A2

   Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934


    Date of Report (Date of earliest event reported) March 31, 2002

                           CURECOM.COM, INC.
         Exact name of registrant as specified in its charter



New Jersey                         000-33059           223-3703714
(State or other jurisdiction of  (Commission        (IRS Employer
Incorporation or organization)   File Number)     Identification No.)

                       18 Robin Lane, Monroe, NJ          08831
                    (Address of Principal Offices)     (Zip Code)

  Registrants telephone number, including area code:   (604) 913-8355


                                  NA
     (Former name or former address, if changed since last report)



Item 1.   Changes in Control of Registrant

          NA

Item 2.   Acquisition or Disposition of Assets

          NA

Item 3.   Bankruptcy or Receivership

          NA

Item 4.   Changes in Registrant's Certifying Accountant

Jerome Rosenberg, the registrant's Independent Auditor resigned on March 31, 2002.

For the periods December 27, 1999 (Inception) through December 31, 2000 and January 1, 2001 through May 31, 2001, Mr. Rosenberg's report did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods December 27, 1999 (Inception) through December 31, 2000 and January 1, 2001 through May 31, 2001 and any subsequent interim period prior to their resignation on March 31, 2002 there were no disagreements with Jerome Rosenberg, our former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the two fiscal periods, December 27, 1999 (Inception) through December 31, 2000 and January 1, 2001 through May 31, 2001 or any subsequent interim period prior to engaging our new independent accountant, neither the registrant or anyone representing the registrant has consulted with them regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the registrant's financial statements. No written or oral advice was sought or provided that was an important factor considered by the registrant in reaching a decision as to the accounting, reporting or financial reporting issue.

During the same period(s) described in the above paragraph neither the registrant nor someone on its behalf consulted with its new accountants on any matter that was the subject of a disagreement or any other event identified by Item 304 (a) of Regulation S-B.

The Company has appointed Janet Loss, C.P.A., P.C., 1780 South
Bellaire, Suite 500, Denver, CO 80201 as the new auditor.

A copy of Mr. Rosenberg's letter to the Commission is included in this filing as Exhibit 1.

Item 5.   Other Events


Item 6.   Resignations of Registrant's Directors

          NA

Item 7.   Financial Statements and Exhibits

Letter of resignation of Jerome Rosenberg is included as Exhibit 1.

Item 8.   Change in Fiscal Year

          NA









Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 20, 2002


CURECOM.COM, INC.
         (Registrant)

/S/  Kenneth Jones Jr.
      Kenneth Jones Jr., President

                           Jerome Rosenberg
                   CERTIFIED PUBLIC ACCOUNTANT, P.C.

35 PINELAWN ROAD        Tel:  (631)777-2290
Suite 204 W             Fax:  (613)777-2293
MELVILLE, NY 11747      E-mail jrosencpa@aol.com

                              April 10, 2002

United States Securities and Exchange Commission
Division of Corporation Finance
Office of Small Business review
450 5th Street
Washington, DC 20549

Ladies and Gentlemen;

In regards to our resignation as Independent Auditor for Curecom.com, Inc. please be advised of the following:

-    The date of our last audited report was July 18, 2001.
- There were no disagreements regarding accounting principles, auditing procedures or similarly significant matters between management of Curecom.com, Inc. and our firm.
- There is no information that we are aware of that might bear on the integrity of management of Curecom.com, Inc.
- There were no communications to Curecom.com, Inc.'s audit committee or others with equivalent authority and responsibility regarding fraud, illegal acts and internal-control related matters.
- Our understanding as to the reason for the change in auditors is that management of Curecom.com, Inc. had advised us that our proposed fee for the audit examination for the year ended December 31, 2001 was too costly considering their cash constraints.

Should there be any need for any additional information, please do not hesitate to contact our office.


Yours Sincerely,

/S/ Jerome Rosenberg, CPA
     Jerome Rosenberg, CPA